                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 29, 2003.


                                 USG Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864
                                                 ------

            Delaware                                            36-3329400
----------------------------------                        ----------------------
 (State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                            Identification  No.)

125 South Franklin Street, Chicago, Illinois                    60606-4678
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code           (312) 606-4000
                                                        ------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 29, 2003, USG Corporation issued a press release containing earnings information for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   USG CORPORATION
                                                    Registrant


Date:  July 29, 2003                           By:  /s/ Richard H. Fleming
                                                    ----------------------------
                                                    Richard H. Fleming,
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Exhibit

99.1            USG Corporation press release dated July 29, 2003.